Note 6 - Note Payable-10Q	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Notes to Financial Statements
Schedule of Short-Term Debt [Table Text Block]

6.         NOTE PAYABLE

In January 2024, the Company entered into a financing arrangement for its Director and Officer Insurance policy. The total amount financed was approximately $400 thousand with an annual interest rate of 4.93%, to be paid over a period of eleven months. As of September 30, 2024 and December 31, 2023, the payable balance on the financed amount was zero.

6.	NOTE PAYABLE

In November 2022, the Company entered into a financing arrangement for its Director and Officer Insurance policy. The total amount financed was approximately $610,700 with an annual interest rate of 8.49%, to be paid over a period of eleven months. As of December 31, 2022, this remaining payable balance on the financed amount was $557,200. As of December 31, 2023, this financing arrangement was paid in its entirety.